UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 26, 2007
                                                 -------------------------------


                            Kentucky USA Energy, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                333-141480                  20-5750488
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)

                  111 W. Gutierrez St, Santa Barbara, CA     93101
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               (Address of principal executive offices)    (Zip Code)


                                 (805) 259-9707
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              (Registrant's telephone number, including area code)


                             Las Rocas Mining Corp.
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

      On October 26, 2007, we filed an Amended and Restated Certificate of Incorporation (the "Restated Certificate") with the Secretary of State of the State of Delaware which, among other things:

o     changed our name from Las Rocas Mining Corp. to Kentucky USA Energy, Inc.;

o increased our authorized common stock from 80,000,000 shares, par value $0.0001 per share, to 300,000,000 shares, par value $0.0001 per share. Our authorized preferred stock remained at 20,000,000 shares, par value $0.0001 per share;

o provided for the indemnification of our officers and directors, to the full extent permitted by Delaware law; and

o expressly elected not to be governed by the provisions of Section 203 of the Delaware General Corporation Law.

      The Restated Certificate was approved as of October 19, 2007 by the written consent of stockholders representing 66.6% of our issued and outstanding common stock. Pursuant to such consent, the stockholders also approved the creation of our 2007 Stock Option Plan (the "2007 Plan"). The 2007 Plan provides for the issuance of both nonstatutory and incentive stock options and other awards to acquire up to 4,000,000 shares (calculated on a post forward stock split basis, as described below) of our common stock.

      Effective October 19, 2007, our Board of Directors declared a 12 for 1 forward stock split in the form of a dividend. The record date for the stock dividend is November 13, 2007, and the payment date is November 19, 2007.

      We are currently engaged in discussions with KY USA Energy, Inc., a Kentucky corporation ("KY USA"), regarding a possible business combination involving the two companies At this stage, no definitive terms have been agreed to, and neither party is currently bound to proceed with the transaction. With the permission of KY USA, we have changed our name to facilitate these discussions. If the parties determine not to proceed with the business combination, we will change our name back to Las Rocas Mining Corp. or adopt another name.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.   Exhibit Description
   3.1        Amended and Restated Certificate of Incorporation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Kentucky USA Energy, Inc.


Date:  November 1, 2007                     By: /s/ Christopher Greenwood
       ---------------------                    -------------------------
                                                Christopher Greenwood, President